UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

Bluerock Multifamily Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

This Current Report on Form 8-K is being filed by Bluerock Multifamily Growth REIT, Inc. (the “Company”) to present information about the prior performance of programs sponsored by Bluerock Real Estate LLC, the Company’s sponsor. This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-184006), as amended.

PRIOR PERFORMANCE SUMMARY

Prior Investment Programs

The information presented in this section represents the historical experience of real estate programs sponsored by Bluerock. These are all private programs as Bluerock has sponsored no public programs other than our Company. Investors in this offering should not assume that they will experience returns, if any, comparable to those experienced by investors in any of Bluerock’s prior programs. Investors who purchase our shares will not acquire any ownership interest in any of the programs discussed in this section.

The Prior Performance Tables set forth information as of December 31, 2012 regarding certain of these prior programs regarding: (1) experience in raising and investing funds (Table I); (2) compensation to Bluerock or its affiliate (separate and distinct from any return on its investment) (Table II); (3) annual operating results (Table III); (4) results of completed programs (Table IV); and (5) sales or disposals of properties (Table V). We will furnish copies of Table VI which shows acquisitions of properties by prior funds to any prospective investor upon request and without charge.

As of December 31, 2012, Bluerock was the sponsor of eleven private programs that had closed offerings in the prior three years, ten of which had investment objectives similar to our Company (see Tables I and II), and was the sponsor of seventeen private programs that had closed offerings in the prior five years, fourteen of which had investment objectives similar to our Company (see Table III). Only one program, BR Tech Ridge Investment, LLC, had been completed as of December 31, 2012 (see Table IV). Bluerock was the sponsor of five programs that resulted in five sales of properties in the three years ended December 31, 2012 (Table V).

Private Programs

As of December 31, 2012, Bluerock was sponsor of a total of twenty-four private programs, which had raised in the aggregate $332.8 million in equity and debt capital from a total of 2,569 syndication investors, and acquired a total of thirty-four properties. Twenty-one of these programs had similar investment objectives to our Company, including one multifamily residential program and two real estate opportunity funds for which offerings have not closed as of December 31, 2012 and the results of which are not included in the Prior Performance Tables. As of December 31, 2012, six properties had been sold by these programs. Of these twenty-four programs, four had closed or been completed, as applicable, prior to the time periods for which information is required to be reported in the Prior Performance Tables.

Bluerock directly or indirectly contributed the necessary equity to acquire the properties for these programs and the remaining portion was typically borrowed on a non-recourse basis with the properties purchased serving as collateral for the borrowings.

Investors in these programs were not entitled to approve property acquisition sales or refinancing. However, tenant-in-common investors in the Cummings Research Park I, Cummings Research Park II and Cummings Research Park III Office Portfolio (Huntsville, Alabama) and Landmark/Laumeier Office Portfolio (St. Louis, Missouri), which is not included in the Prior Performance Tables, had the right to approve the sale or refinancing of those properties in order to garner tax-deferred treatment under Section 1031 of the Internal Revenue Code at the time of the investor’s acquisition of an interest in the program. Investors in programs that are multi-asset funds do not have the opportunity to review specific properties for investment prior to the program’s investment in that property.

As a percentage of acquisition and development costs, the diversification of these properties by geographic area is as follows:

Geographic Area	%
South	59.07%
Midwest	24.78%
Northeast	11.11%
West	5.04%

As a percentage of acquisition and development costs, the diversification of these properties by asset class is as follows:

Asset Class	%
Office	47.86%
Multifamily Residential	42.78%
Development	7.11%
Assisted Living	2.25%

As a percentage of acquisition and development costs, 92.94% was spent on existing or used residential and office properties, and 7.06% was spent on land acquired for development.

An affiliate of Bluerock serves (or, in the case of the completed programs, served) as either property manager or asset manager for each of its programs.

In addition to these programs with similar investment objectives, three notes programs sponsored by Bluerock offered notes to be issued by a limited liability company affiliated with Bluerock. The issuer in each note program borrowed funds from investors, who invested in the issuer’s notes. In two note programs, the issuer in turn contributed the note offering proceeds to a subsidiary for investment in real estate or real estate-related debt and investments. In the other notes program, the issuer in turn used the offering proceeds to fund real estate-based loans secured by a first position mortgage. Investors in these notes programs made loans to the respective issuer by investing in its notes, and did not acquire equity interests therein.

As of December 31, 2012, Bluerock, through the first notes program, had raised approximately $11.8 million from 181 investors and all of the proceeds had been invested principally with other Bluerock affiliates. Through the second note program, Bluerock had raised $9.2 million from 122 investors as of December 31, 2012. During 2012, the program’s investment vehicles were liquidated and all of the proceeds were available for investment as of December 31, 2012. As of December 31, 2012, Bluerock, through the third notes program raised approximately $15.04 million from 247 investors and all of the proceeds had been invested.

Adverse Business Developments

Recent conditions in the general economy have adversely affected the financial and real estate markets, as well as certain of our private programs.

The BR-North Park Towers program’s property, located in Southfield, Michigan, suspended investor distributions in December 2010 due to pressure from the weak economy and the domestic automobile manufacturing industry. In September 2009, the distributions to investors were reduced from a 6% to a 3.5% cash yield on their investment through an option, which expired December 2010. In January 2013, the property received approval from the special servicer of a discounted payoff of the mortgage, which it anticipates closing within the allowable timeframe, which will reduce debt costs.

The 1355 First Avenue program suspended investor distributions in August 2009, and undertook additional and dilutive interim capital raising efforts, as a result of the lack of credit availability for construction financing following the global financial crisis and Great Recession, which led to a delay in the development of the project. In January 2013, the project obtained and closed $108.0 million in construction financing. Construction on the project is now underway with completion projected in 2014.

The Summit at Southpoint program reduced distributions in April 2009 to 1% in order to rebuild reserves that were depleted to accommodate a new, large tenant in connection with a longer than projected term and in order to build-up necessary reserves for upcoming lease roll-overs and associated tenant improvement and leasing commission costs due to several large credit tenants leaving the Jacksonville Market.

The Valley Townhomes DST program reduced distributions from a 6.0% to a 2.0% cash yield effective July 2010, in order to build reserves due to lower than projected revenues. Effective March 2013, distributions were increased to 3.5% as a result of improved market performance and property operations.

The Town and Country DST program suspended distributions effective October 2010 in order to build necessary reserves for upcoming lease roll-overs and associated tenant improvement and leasing commission expenses as required by the lender. Bluerock is in the process of refinancing the mortgage debt and recapitalizing this property, so as to lower debt costs.

The BR Capital notes program suspended distributions as a result of its substantial investment in the 1355 First Ave program listed above, pending completion and sale of the 1355 First Avenue project.

The Cummings Research Park I, TIC program reduced distributions from 6.75% to 1.0% effective March 2012 as a result of higher than expected vacancy due to an early lease termination of a major defense contractor as a result of a continued softening in the leasing market related to defense spending cuts and the uncertainty of future tenant related contracts and in order to build-up reserves for upcoming lease roll-overs and associated tenant improvement and leasing commissions costs.

The Landmark/ Laumeier TIC program reduced distributions effective April 2012 from 7.50% to 1.0% as a result of higher than expected vacancy due to a large, two decade market tenant vacating the market and to build-up reserves for upcoming lease roll-overs and associated tenant improvement and leasing commissions costs.

The Plaza Gardens DST program suspended distributions of its prior 6.0% cash yield effective May 2012, in order to build reserves due to lower than projected revenues and pending a loan refinance. In October 2012, the property completed its interim refinancing and is now expecting to place permanent financing to further reduce debt costs.

The total return to those programs will be lower than previously anticipated due to adverse market conditions.

Acquisitions of Properties by Programs

In the three years ended December 31, 2012, ten multifamily residential programs and three real estate opportunity funds were sponsored by Bluerock and acquired a total of fifteen properties or indirect equity interests therein. Fifteen properties were multifamily residential and were located in San Antonio, El Paso, and Austin, Texas, Nashville and Chattanooga, Tennessee, Chapel Hill and Cary, North Carolina, Atlanta, Georgia, Newport News, Virginia, Chicago, Illinois and Ann Arbor, Michigan, one property was assisted living and located in Marietta, GA and two properties were developments located in Nashville, Tennessee.  The acquisitions were financed with a combination of cash equity and purchase money financing, as further described in Table VI, which is included in Part II of our Registration Statement (File No. 333-184006) of which our prospectus is a part and shows more detailed information on the acquisition of these properties. We will furnish copies of Table VI which shows acquisitions of properties by prior funds to any prospective investor upon request and without charge.

PRIOR PERFORMANCE TABLES

As used herein, the terms “we”, “our” and “us” refer to Bluerock Multifamily Growth REIT, Inc.

The following Prior Performance Tables, or Tables, provide information relating to real estate investment programs sponsored by Bluerock Real Estate, L.L.C., or Bluerock, or Prior Real Estate Programs, through December 31, 2012. All of the Prior Real Estate Programs presented in the Tables or otherwise discussed in the section entitled “Prior Performance Summary” in our Registration Statement on Form S-11 (File No. 333-184006), as amended are private programs that have no public reporting requirements. Bluerock has not previously sponsored a public program.

As of December 31, 2012, Bluerock served as sponsor of twenty-four Prior Real Estate Programs, twenty-one of which had been closed to outside investors. Certain relevant information regarding these programs is presented in Table VI, which is included in Part II of our Registration Statement on Form S-11 (File No. 333-184006), as amended. An affiliate of Bluerock serves as either property manager or asset manager for each of these programs.

In addition to these programs with similar investment objectives, two notes programs sponsored by Bluerock offered notes to be issued by a limited liability company affiliated with Bluerock. The issuer in each note program borrowed funds from investors, who invested in the issuer’s notes. In one note program, the issuer in turn contributed the note offering proceeds to a subsidiary for investment in real estate or real estate-related debt and investments. In the other notes program, the issuer in turn used the offering proceeds to fund real estate-based loans secured by a first position mortgage. Investors in these notes programs made loans to the respective issuer by investing in its notes, and did not acquire equity interests therein.

Additionally, one program sponsored by Bluerock offered notes and preferred equity to be issued by a limited liability company affiliated with Bluerock. The issuer in this program borrowed funds from investors, who invested in issuer’s notes, and issued preferred equity to investors in exchange for capital contributions. The issuer in turn used the offering proceeds to fund real estate-based loans secured by a first position mortgage. Investors in these notes programs made loans to the respective issuer by investing in its notes, and did not acquire equity interests therein.

Other than the Notes Program sponsored by Bluerock, certain of the investment objectives of the Bluerock-sponsored programs are similar to ours, including the acquisition and operation of commercial or multifamily properties; the provision of stable cash flow available for distribution to investors; preservation and protection of investor capital; and the realization of capital appreciation upon the ultimate sale or refinancing of the program properties. See “Investment Strategies, Objectives and Policies” in our Registration Statement on Form S-11 (File No. 333-184006), as amended. Bluerock considers the investment objectives of the Notes Programs to be different than the other Prior Real Estate Programs. An investor in each Notes Program is making an investment in notes, which is a loan to the issuer, not an equity investment. The investment objective of each Notes Program is to provide fixed payments of interest to investors and return principal to notes investors, regardless of the underlying performance of the real estate assets or loans, and to provide a high, risk-adjusted return to investors in the preferred equity of the third Notes Program based on sales of individual, residential condominium units to be developed and not the operation and rental of underlying property. Because the Notes Programs do not have similar investment objectives to Bluerock’s other Prior Real Estate Programs, the Tables do not include information on the Notes Programs.

Our advisor is responsible for the acquisition, origination, financing, operation, maintenance and disposition of our investments. Key members of the management of Bluerock indirectly own and control our advisor and will play a significant role in the promotion of this offering and the operation of our advisor. The financial results of the Prior Real Estate Programs thus may provide some indication of our advisor’s ability to perform its obligations. However, general economic conditions affecting the real estate industry and other factors contribute significantly to financial results.

As an investor in our company, you will not own any interest in the Prior Real Estate Programs and should not assume that you will experience returns, if any, comparable to those experienced by investors in the Prior Real Estate Programs.

The following tables are included herein:

•	Table I – Experience in Raising and Investing Funds;

•	Table II – Compensation to Sponsor;

•	Table III – Operating Results of Prior Programs;

•	Table IV – Results of Completed Programs; and

•	Table V – Sales of Disposals of Properties.

The information in these tables should be read together with the summary information above and under “Prior Performance Summary” in our Registration Statement on Form S-11 (File No. 333-184006), as amended.

TABLE I

(UNAUDITED)

EXPERIENCE IN RAISING AND INVESTING FUNDS

This Table I sets forth a summary of experience of Bluerock Real Estate, L.L.C. in raising and investing funds in Prior Real Estate Programs the offerings of which have closed in the three years ended December 31, 2012. All of the Prior Real Estate Programs presented in this Table I have similar or identical investment objectives to Bluerock Multifamily Growth REIT, Inc. Information is provided with regard to the manner in which the proceeds of the offerings have been applied. Also set forth is information pertaining to the timing and length of these offerings and the time period over which the proceeds have been invested in the properties. All figures are as of December 31, 2012.

	Valley Townhomes, DST		Plaza Gardens, DST		Town & Country Corporate Center		BR Mesa Ridge, DST		BR Marietta, LLC (Savannah Court)		Bluerock Special Opportunity + Income Fund, LLC		BR Tech Ridge Investment, LLC (2)		BR Chapel Hill Investment, LLC		BRL Indian Springs, LLC		BR Nashville Stonebrook, DST

Dollar amount offered	$19,567,189		$8,620,783		$24,090,630		$5,156,471		$7,949,505		$50,000,000		$2,500,000		$3,053,465		$2,740,138		$8,673,359
Dollar amount raised	$17,909,635	91.5%	$8,620,783	100.0%	$24,090,630	100.0%	$5,156,471	100.0%	$7,949,505	100.0%	$29,118,119	58.2%	$2,500,000	100.0%	$3,053,465	100.0%	$2,740,138	100.0%	$8,673,359	100.0%
Less offering expenses:
Selling commissions and
discounts retained by affiliates	1,433,484	8.0%	775,871	9.0%	2,168,157	9.0%	489,865	9.5%	564,505	7.1%	2,940,653	10.1%	288,710	11.6%	304,650	10.1%	260,696	9.5%	910,703	10.5%
Organizational expenses	560,719	3.1%	215,520	2.5%	602,266	2.5%	128,912	2.5%	198,738	2.5%	1,641,015	5.6%	135,290	5.5%	84,851	2.9%	134,944	-	216,834	2.5%
Reserves	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	580,000	6.7%
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Amount available for investment	$15,915,432	80.4%	$7,629,392	88.5%	$21,320,207	88.5%	$4,537,694	88.0%	$7,186,262	90.4%	$24,536,451	42.5%	$2,076,000	82.9%	$2,663,964	87.1%	$2,344,498	90.5%	$6,965,822	80.3%
Acquisition costs:
Cash invested	14,161,820	36.4%	6,853,268	26.9%	19,647,761	36.6%	4,253,777	38.9%	6,430,743	35.9%	15,981,024	97.1%	1,900,050	97.7%	2,410,100	93.0%	2,161,528	92.8%	5,738,000	34.7%
Acquisition fees	1,196,760	3.1%	633,000	2.5%	1,282,500	2.3%	328,244	3.0%	693,566	3.9%	484,537	2.9%	8,163	0.4%	146,068	5.6%	166,703	7.2%	547,631	3.3%
Loan costs	556,852	1.4%	1,134,516	4.4%	3,160,368	5.9%	574,450	5.2%	715,908	4.0%	-	-	37,422	1.9%	34,808	1.4%	-	0.0%	680,191	4.1%
Mortgage financing	23,011,000	59.1%	16,880,000	66.2%	29,650,000	55.2%	5,785,000	52.9%	10,075,000	56.2%	-	-	-	-	-	-	-	-	9,581,000	57.9%
Total acquisition cost	$38,926,432	100.0%	$25,500,784	100.0%	$53,740,629	100.0%	$10,941,471	100.0%	$17,915,217	100.0%	$16,465,561	100.0%	$1,945,635	100%	$2,590,976	100.0%	$2,328,231	100.0%	$16,546,822	100%

Percent leverage	59.1%		66.2%		55.2%		52.9%		56.2%		0.0%		0.0%		0.0%		0.0%		57.9%

Date offering began	7/17/2008		9/19/2008		11/15/2008		1/15/2011		1/26/2011		2/8/2008		4/2/2010		2/28/2011		6/28/2011		12/28/2011

Length of offering (in months)	20.5		33.0		12.0		8.0		4.0		22.0		4.0		4.0		8.0		6.0

Months to invest 90% of amount
available for investment
(measured from the beginning
of the offering)	13		30		6	(1)	7		4		19		2		4		7		5

_______________________________

(1)	Total raised through sales to investors for Town & Country is $1,783,264. 90% of that total was reached in the 6 month of the offering period.

(2)	The Tech Ridge property, which was the sole property held by BR Tech Ridge Investment LLC, was sold on 8/17/2012.

TABLE II

(UNAUDITED)

COMPENSATION TO SPONSOR

This Table II sets forth the types of compensation received by Bluerock Real Estate, L.L.C., and its affiliates, including compensation paid out of offering proceeds and compensation paid in connection with ongoing operations, in connection with ten programs the offerings of which have closed in the three years ended December 31, 2012 All of the Prior Real Estate Programs presented in this Table II have similar or identical investment objectives to Bluerock Multifamily Growth REIT, Inc. All figures are as of December 31, 2012.

	Valley Townhomes, DST	Plaza Gardens, DST	Town & Country Corp Center	BR Mesa Ridge, DST	BR Marietta, LLC (Savannah Court)	Bluerock Special Opportunity + Income Fund, LLC	BR Tech Ridge Investment, LLC		BR Chapel Hill Investment, LLC		BRL Indian Springs, LLC	BR Nashville Stonebrook, DST	Other Programs (3)	Total
Date offering commenced	7/17/2008	9/19/2008	11/15/2008	1/15/2011	1/26/2011	2/8/2008	4/2/2010		2/28/2011		6/28/2011	12/28/2011

Dollar amount raised	$17,909,635	$8,620,783	$24,090,630	$5,156,471	$7,949,505	$29,118,119	$2,500,000		$3,053,465		$2,740,138	$8,673,359	$130,066,716	$239,878,821

Amount paid to sponsor from proceeds
of offering:
Underwriting fees	$-	$-	$-	$-	$-	$-	$-		$-		$-	$-	$-	$-
Acquisition fees
- real estate commissions	-	-	-	-	-	-	-		-		-	-	-	-
- advisory fees	1,196,760	633,000	-	328,244	538,566	1,238,264	8,163		146,068		115,025	547,631	7,815,474	12,567,195
-Reimbursed offering expenses	560,719	215,520	785,458	122,402	198,738	146,341	-		-		24,000	216,834	3,063,825	5,333,837
Other	-	-	-	-	-	-	135,290		84,851		-	-	70,000	290,141
Total amount paid to sponsor	$1,757,479	$848,520	$785,458	$450,646	$737,304	$1,384,605	$143,453		$230,919		$139,025	$764,465	$10,949,299	$18,191,173

Dollar amount of cash generated
from operations before deducting
payments to sponsor	$3,803,721	$424,856	$2,682,477	$612,040	$903,217	$14,119,031	$1,023,979		$390,951		$4,627,529	$594,096	$80,104,630	$109,286,527

Amount paid to sponsor from operations:
Property management fees	-	-	-	-	-	262,827	116,265		81,439		16,365	-	2,991,680	3,468,576
Partnership management fees	-	-	-	-	-	-	-		-		-	-	-	-
Construction management fees	-	-	-	-	-	-	253,087		9,227		-	-	1,353,348	1,615,662
Reimbursements	-	-	-	-	-	-	78,477		51,485		-	-	214,177	344,139
Leasing commissions	-	-	-	-	-	504,245	-		-		-	-	336,658	840,903
Asset Management Fee	-	-	-	-	-	-	-		-		-	-	1,176,010	1,176,010
Oversight Fee	-	-	-	11,842	-	-	-		-		-	-	-	11,842
Other	-	-	-	-	-	222,676	166,207		5,058		-	-	-	393,941

Dollar amount of property sales and
refinancing before deducting
payments to sponsor:
-cash	-	-	-	-	-	-	-		-		-	-	-	-
-notes	-	-	-	-	-	-	5,101,380	(1)	2,175,500	(2)	-	-	-	7,276,877

Amount paid to sponsor from property sales
and refinancing:
Real estate commissions	-	-	-	-	-	-	-		-		-	-	-	-
Incentive fees	-	-	-	-	-	-	-		-		-	-	-	-
Other	-	-	-	-	-	873,243	87,942		21,755		-	-	-	982,940

(1)	Tech Ridge Property in which the Tech Ridge Fund holds an indirect equity ownership of 31.49%, refinanced its property loan for $16.2 million. $5,101,380 represents the Fund's prorata ownership share of the $16.2 million loan.
(2)	Chapel Hill Property, in which the Chapel Hill Fund holds an indirect equity ownership of 43.51%, refinanced its property loan for $5.0 million. $2,175,000 represents the Fund's prorata ownership share of the $5.0 million loan.
(3)	Includes amounts paid to sponsor in the most recent three years for seven other programs that closed prior to most recent three years.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

This Table III sets forth the annual operating results of Prior Real Estate Programs sponsored by Bluerock Real Estate, L.L.C. and its affiliates that have closed offerings during the five years ended December 31, 2012. All of the Prior Real Estate Programs presented in this Table III have similar or identical investment objectives to Bluerock Multifamily Growth REIT, Inc. All figures are for the period commencing January 1 of the year acquired, except as otherwise noted.

1355 First Avenue (sponsored by Bluerock Real Estate, L.L.C.)

	2007 (1)	2008	2009	2010	2011	2012
Gross revenue	$-	$2,787,650	$2,500,000	$1,249,500	$1,249,500	$1,249,500
Interest income	59,607	96,724	36,916	2	-	-

Less:
Operating expenses	60,000	-	-	-	1,249,500	1,249,500
Interest expense	1,020,964	-	-	-	-	-
Property and asset management fees	-	-	-	-	-	-
General and administrative	95,225	19,609	929,600	1,281,830	12,474	-
Commissions	-	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-	-
Net Income - GAAP basis	$(1,116,582)	$2,864,765	$1,607,316	$(32,328)	$(12,474)	$-

Taxable income
- from operations	$-	$2,864,765	$1,607,316	$(32,328)	$(12,474)	$-
- from gain on sale	-	-	-	-	-	-

Cash generated from operations	(1,347,451)	2,864,765	1,607,316	(32,328)	-	-
Cash generated from sales	-	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-	-
and refinancing	(1,347,451)	2,864,765	1,607,316	(32,328)	-	-

Less: Cash distributed to investors
- from operating cash flow	-	1,641,714	1,641,714	-	-	-
- from sales and refinancing	101,719	-	-	-	-	-
- from other	-	-	-	-	-	-

Cash generated (deficiency) after cash distributions	(1,449,170)	1,223,051	(34,398)	(32,328)	-	-

Special items (not including sales and refinancing)
Improvements to building	1,348,767	13,254,395	-	-	-	-
Other	-	-	-	-	-	-

Cash generated (deficiency) after cash distributions
and special items	$(2,797,937)	$(12,031,344)	$(34,398)	$(32,328)	$-	$-

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(55)	$92	$51	$(1)	$-	$-
- from recapture	-	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	$53	$53	$-	$-	$-
- from return of capital	-	-	-	-	-	-
Total distributions on GAAP basis	$-	$53	$53	$-	$-	$-

Source (on cash basis)
- from operations	$-	$53	$53	$-	$-	$-
- from refinancing	-	-	-	-	-	-
- from other	-	-	-	-	-	-
- from sales	-	-	-	-	-	-
Total distributions on cash basis	$-	$53	$53	$-	$-	$-

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	100%	100%

(1) The property owned by 1355 First Avenue was purchased on June 29, 2007.

Huntsville - Cummings Research Park - Portfolio I

	2007	2008	2009	2010	2011	2012
Gross revenue	$1,487,708	$7,289,265	$7,352,316	$8,414,035	$8,780,506	$6,921,315
Interest income	31,243	26,097	12,190	3,928	2,863	1,376

Less:
Operating expenses	268,377	3,544,865	3,054,756	3,254,161	3,534,892	3,239,360
Interest expense	-	2,121,351	2,137,262	2,115,555	2,115,555	2,109,828
Property and asset management fees	33,867	367,068	539,099	511,091	512,824	493,822
General and administrative	4,949	106,368	83,840	171,097	94,034	79,333
Commissions	-	-	-	-	-	-
Depreciation and amortization	517,388	3,120,810	3,160,544	3,212,140	3,672,263	2,971,258
Net Income - GAAP basis	$694,370	$(1,945,100)	$(1,610,995)	$(846,081)	$(1,146,199)	$(1,970,910)

Taxable income
- from operations	$694,370	$(1,945,100)	$(1,610,995)	$(846,081)	$(1,146,199)	$(1,970,910)
- from gain on sale	-	-	-	-	-	-

Cash generated from operations	11,107,095	1,185,345	2,913,660	2,104,243	2,201,329	810,202
Cash generated from sales	-	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-	-
and refinancing	11,107,095	1,185,345	2,913,660	2,104,243	2,201,329	810,202

Less: Cash distributed to investors
- from operating cash flow	-	1,350,057	1,561,452	877,587	1,885,638	520,855
- from sales and refinancing	-	-	-	-	-	-
- from other	-	-	-	-	-	-

Cash generated (deficiency) after cash distributions	11,107,095	(164,712)	1,352,208	1,226,656	315,691	289,347

Special items (not including sales and refinancing)
Improvements to building	-	2,388,717	146,824	324,236	1,024,522	375,281
Other	-	96,876	351,925	114,385	-	-

Cash generated (deficiency) after cash distributions
and special items	$11,107,095	$(2,650,305)	$853,459	$788,035	$(708,831)	$(85,934)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(80)	$(67)	$(35)	$(47)	$(81)
- from recapture	-	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	$56	$64	$36	$78	$22
- from return of capital	-	-	-	-	-	-
Total distributions on GAAP basis	$-	$56	$64	$36	$78	$22

Source (on cash basis)
- from operations	$-	$56	$64	$36	$78	$22
- from refinancing	-	-	-	-	-	-
- from other	-	-	-	-	-	-
- from sales	-	-	-	-	-	-
Total distributions on cash basis	$-	$56	$64	$36	$78	$22

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	100%	100%

Huntsville - Cummings Research Park - Portfolio II

	2007	2008	2009	2010	2011	2012
Gross revenue	$1,314,505	$8,511,115	$9,213,136	$9,287,664	$9,448,259	$9,903,247
Interest income	136,487	29,370	9,768	2,716	1,228	813

Less:
Operating expenses	260,708	3,466,514	3,632,458	3,606,173	3,706,749	3,682,070
Interest expense	-	2,690,334	2,702,035	2,682,983	2,682,983	2,675,720
Property and asset management fees	41,392	534,851	602,508	545,046	609,413	620,550
General and administrative	9,020	136,070	97,671	221,110	101,982	99,592
Commissions	-	-	-	-	-	-
Depreciation and amortization	359,308	2,174,579	2,247,563	2,404,671	4,085,029	3,681,391
Net Income - GAAP basis	$780,564	$(461,863)	$(59,331)	$(169,603)	$(1,736,669)	$(855,263)

Taxable income
- from operations	$780,564	$(461,863)	$(59,331)	$(169,603)	$(1,736,669)	$(855,263)
- from gain on sale	-	-	-	-	-	-

Cash generated from operations	11,020,459	2,945,123	3,105,688	2,756,518	2,488,750	2,334,020
Cash generated from sales	-	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-	-
and refinancing	11,020,459	2,945,123	3,105,688	2,756,518	2,488,750	2,334,020

Less: Cash distributed to investors
- from operating cash flow	-	1,227,028	1,500,710	1,303,198	1,680,651	1,634,158
- from sales and refinancing	-	-	-	-	-	-
- from other	-	-	-	-	-	-

Cash generated (deficiency) after cash distributions	11,020,459	1,718,095	1,604,978	1,453,320	808,099	699,862

Special items (not including sales and refinancing)
Improvements to building	-	1,461,149	1,366,653	69,728	929,934	1,279,320
Other	-	-	-	1,524,497	-	-

Cash generated (deficiency) after cash distributions
and special items	$11,020,459	$256,946	$238,325	$(140,905)	$(121,835)	$(579,458)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(22)	$(3)	$(8)	$(84)	$(41)
- from recapture	-	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	$58	$71	$61	$81	$79
- from return of capital	-	-	-	-	-	-
Total distributions on GAAP basis	$-	$58	$71	$61	$81	$79

Source (on cash basis)
- from operations	$-	$58	$71	$61	$81	$79
- from refinancing	-	-	-	-	-	-
- from other	-	-	-	-	-	-
- from sales	-	-	-	-	-	-
Total distributions on cash basis	$-	$58	$71	$61	$81	$79

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	100%	100%

Huntsville - Cummings Research Park - Portfolio III

	2007	2008	2009	2010	2011	2012
Gross revenue	$1,218,835	$8,164,819	$8,691,299	$8,852,890	$8,947,715	$8,921,192
Interest income	31,534	19,721	10,224	4,973	3,278	1,451

Less:
Operating expenses	305,746	3,631,519	3,651,460	3,618,446	3,819,206	3,716,410
Interest expense	-	2,262,117	2,250,949	2,255,936	2,255,936	2,249,829
Property and asset management fees	33,426	324,969	561,211	503,519	557,989	563,335
General and administrative	9,952	327,175	144,304	242,521	131,624	139,768
Commissions	-	-	-	-	-	-
Depreciation and amortization	319,636	2,205,383	2,262,351	2,340,006	3,278,927	3,295,944
Net Income - GAAP basis	$581,609	$(566,623)	$(168,752)	$(102,565)	$(1,092,689)	$(1,042,643)

Taxable income
- from operations	$581,609	$(566,623)	$(168,752)	$(102,565)	$(1,092,689)	$(1,042,643)
- from gain on sale

Cash generated from operations	8,981,298	2,661,423	2,155,584	1,984,281	2,154,407	1,956,490
Cash generated from sales	-	-	-	-	-	-
Cash generated from financing/refinancing	-	-	-	-	-	-
Total cash generated from operations, sales	-	-	-	-	-	-
and refinancing	8,981,298	2,661,423	2,155,584	1,984,281	2,154,407	1,956,490

Less: Cash distributed to investors
- from operating cash flow	-	1,244,261	1,483,267	1,290,065	1,707,436	1,620,134
- from sales and refinancing	-	-	-	-	-	-
- from other	-	-	-	-	-	-

Cash generated (deficiency) after cash distributions	8,981,298	1,417,162	672,317	694,216	446,971	336,356

Special items (not including sales and refinancing)
Improvements to building	-	941,557	403,095	16,448	951,336	649,916
Other	4,508,843	-	-	208,665	-	-

Cash generated (deficiency) after cash distributions
and special items	$4,472,455	$475,605	$269,222	$469,103	$(504,365)	$(313,560)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(27)	$(8)	$(5)	$(52)	$(49)
- from recapture	-	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	59	70	61	81	76
- from return of capital	-	-	-	-	-	-
Total distributions on GAAP basis	$-	$59	$70	$61	$81	$76

Source (on cash basis)
- from operations	$-	59	70	61	81	76
- from refinancing	-	-	-	-	-	-
- from other	-	-	-	-	-	-
- from sales	-	-	-	-	-	-
Total distributions on cash basis	$-	$59	$70	$61	$81	$76

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	100%	100%

Valley Townhomes, DST

		2008(1)	2009	2010	2011	2012
Gross revenue		$1,414,438	$3,205,082	$3,340,515	$2,662,940	$2,682,720
Interest income		3,847	-	-	417	454

Less:
Operating expenses		280,482	941,867	998,446	-	-
Interest expense		1,076,864	2,615,301	2,631,181	1,423,166	1,427,066
Property and asset management fees		40,380	96,148	99,930	-	-
General and administrative		91,704	33,676	75,400	694	28,480
Commissions		-	-	-	-	-
Depreciation and amortization		16,042	1,750,616	-	1,518,908	1,260,000
Net Income - GAAP basis		$(87,187)	$(2,232,526)	$(464,442)	$(279,411)	$(32,372)

Taxable income
- from operations		$(87,187)	$(2,232,526)	$(464,442)	$(279,411)	$(32,372)
- from gain on sale		-	-	-	-	-

Cash generated from operations		734,909	849,492	530,744	848,467	840,109
Cash generated from sales		-	-	-	-	-
Cash generated from financing/refinancing		-	-	-	-	-
Total cash generated from operations, sales
and refinancing		734,909	849,492	530,744	848,467	840,109

Less: Cash distributed to investors
- from operating cash flow		141,508	909,072	769,796	358,193	358,193
- from sales and refinancing		-	-	-	-	-
- from other		-	-	-	-	-

Cash generated (deficiency) after cash distributions		593,401	(59,580)	(239,052)	490,274	481,916

Special items (not including sales and refinancing)
Improvements to building		-	723,407	-	307,680	172,994
Other		-	548,420	33,706	-	-

Cash generated (deficiency) after cash distributions
and special items		$593,401	$(1,331,407)	$(272,758)	$182,594	$308,922

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations		$(5)	$(125)	$(26)	$(16)	$(2)
- from recapture		-	-	-	-	-

Capital gain (loss)		$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income		8	51	43	20	20
- from return of capital		-	-	-	-	-
Total distributions on GAAP basis		$8	$51	$43	$20	$20

Source (on cash basis)
- from operations		8	51	43	20	20
- from refinancing		-	-	-	-	-
- from other		-	-	-	-	-
- from sales		-	-	-	-	-
Total distributions on cash basis		$8	$51	$43	$20	$20

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table		100%	100%	100%	100%	100%

(1) The property owned by Valley Townhomes, DST was purchased on July 31, 2008

Plaza Gardens, LLC (Sponsored by Bluerock Real Estate, L.L.C.)
			2009(1)	2010	2011	2012
Gross revenue			$1,304,980	$1,429,935	$1,635,999	$1,239,442
Interest income			-	-	-	-

Less:
Operating expenses			-	-	-	-
Interest expense			787,733	907,300	1,097,200	808,229
Property and asset management fees			-	-	-	-
General and administrative			27,081	2,500	978	6,357
Commissions			-	-	-	-
Depreciation and amortization			978,827	962,252	1,156,634	684,131
Net Income - GAAP basis			$(488,661)	$(442,117)	$(618,813)	$(259,275)

Taxable income
- from operations			$(488,661)	$(442,117)	$(618,813)	$(259,275)
- from gain on sale			-	-	-	-

Cash generated from operations			198,503	320,813	232,547	424,856
Cash generated from sales			-	-	-	-
Cash generated from financing/refinancing			-	-	-	-
Total cash generated from operations, sales			-	-	-	-
and refinancing			198,503	320,813	232,547	424,856

Less: Cash distributed to investors
- from operating cash flow			162,448	318,313	506,916	179,600
- from sales and refinancing			-	-	-	-
- from other			-	-	-	-

Cash generated (deficiency) after cash distributions			36,055	2,500	(274,369)	245,256

Special items (not including sales and refinancing)
Improvements to building			-	14,541	-	-
Other			-	-	-	-

Cash generated (deficiency) after cash distributions
and special items			$36,055	$(12,041)	$(274,369)	$245,256

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations			$(110)	$(64)	$(74)	$(31)
- from recapture			-	-	-	-

Capital gain (loss)			$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income			37	46	59	21
- from return of capital			-	-	-	-
Total distributions on GAAP basis			$37	$46	$59	$21

Source (on cash basis)
- from operations			37	46	59	21
- from refinancing			-	-	-	-
- from other			-	-	-	-
- from sales			-	-	-	-
Total distributions on cash basis			$37	$46	$59	$21

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table			100%	100%	100%	100%

(1) The property owned by Plaza Gardens, DST was purchased on August 29, 2008

Mesa Ridge, DST (Sponsored by Bluerock Real Estate, L.L.C.)
					2011(1)	2012
Gross revenue					$550,201	$731,000
Interest income					457	897

Less:
Operating expenses					-	-
Interest expense					224,804	338,226
Property and asset management fees					-	-
General and administrative					7,375	5,996
Commissions					-	-
Depreciation and amortization					883,570	504,000
Net Income - GAAP basis					$(565,091)	$(116,325)

Taxable income
- from operations					$(565,091)	$(116,325)
- from gain on sale					-	-

Cash generated from operations					224,365	387,675
Cash generated from sales					-	-
Cash generated from financing/refinancing					-	-
Total cash generated from operations, sales					-	-
and refinancing					224,365	387,675

Less: Cash distributed to investors
- from operating cash flow					225,552	335,160
- from sales and refinancing					-	-
- from other					-	-

Cash generated (deficiency) after cash distributions					(1,187)	52,515

Special items (not including sales and refinancing)
Improvements to building					34,426	22,291
Other					-	-

Cash generated (deficiency) after cash distributions
and special items					$(35,613)	$30,224

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations					$(110)	$(23)
- from recapture					-	-

Capital gain (loss)					$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income					44	65
- from return of capital					-	-
Total distributions on GAAP basis					$44	$65

Source (on cash basis)
- from operations					44	65
- from refinancing					-	-
- from other					-	-
- from sales					-	-
Total distributions on cash basis					$44	$65

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table					100%	100%

(1) The property owned by BR Mesa Ridge, DST was purchased on March 31, 2011

BR Marietta, LLC (Savannah Court) (Sponsored by Bluerock Real Estate, L.L.C.)
					2011(1)	2012
Gross revenue					$726,014	$1,327,077
Interest income					-	9

Less:
Operating expenses					-	-
Interest expense					285,501	550,435
Property and asset management fees					-	-
General and administrative					12,750	21,454
Commissions					-	-
Depreciation and amortization					373,885	360,000
Net Income - GAAP basis					$53,878	$395,197

Taxable income
- from operations					$53,878	$395,197
- from gain on sale					-	-

Cash generated from operations					279,498	623,719
Cash generated from sales					-	-
Cash generated from financing/refinancing					-	-
Total cash generated from operations, sales					-	-
and refinancing					279,498	623,719

Less: Cash distributed to investors
- from operating cash flow					326,692	635,960
- from sales and refinancing					-	-
- from other					-	-

Cash generated (deficiency) after cash distributions					(47,194)	(12,241)

Special items (not including sales and refinancing)
Improvements to building					28,630	782,493
Other					-	-

Cash generated (deficiency) after cash distributions
and special items					$(75,824)	$(794,734)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations					$7	$50
- from recapture					-	-

Capital gain (loss)					$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income					41	80
- from return of capital					-	-
Total distributions on GAAP basis					$41	$80

Source (on cash basis)
- from operations					41	80
- from refinancing					-	-
- from other					-	-
- from sales					-	-
Total distributions on cash basis					$41	$80

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table					100%	100%

(1) The property owned by BR Marietta, LLC was purchased on May 27, 2011

BR Chapel Hill Investment, LLC (Sponsored by Bluerock Real Estate, L.L.C.)
					2011	2012
Gross revenue					$-	$-
Equity in loss of joint ventures					(504,357)	(412,386)
Interest income					-	-

Less:
Operating expenses					-	-
Interest expense					-	-
Property and asset management fees					46,677	43,989
General and administrative					33,359	46,596
Acquisition fees					146,068	-
Depreciation and amortization					14,866	10,878
Net Income - GAAP basis					$(745,327)	$(513,849)

Taxable income
- from operations					$(722,798)	$(711,321)
- from gain on sale					-	-

Cash generated from operations					(188,965)	(12,823)
Cash generated from sales					-	-
Cash generated from financing/refinancing (2)					(21,755)	-
Total cash generated from operations, sales					-	-
and refinancing					(210,720)	(12,823)

Less: Cash distributed to investors
- from operating cash flow					-	-
- from sales and refinancing					-	-
- from other					-	-

Cash generated (deficiency) after cash distributions					(210,720)	(12,823)

Special items (not including sales and refinancing)
Issuance of equity (net of syndication costs)					2,663,964	-
Investment in joint venture					(2,410,000)	-
Other					-	-

Cash generated (deficiency) after cash distributions
and special items					$43,244	$(12,823)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations					$(237)	$-
- from recapture

Capital gain (loss)					$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income					-	-
- from return of capital					-	-
Total distributions on GAAP basis					$-	$-

Source (on cash basis)
- from operations					-	-
- from refinancing					-	-
- from other					-	-
- from sales					-	-
Total distributions on cash basis					$-	$-

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table					N/A(1)	100%

(1) 2011 is the first year of Chapel Hill.
(2) Amount represents financing fee paid.

BR Tech Ridge Investment, LLC (Sponsored by Bluerock Real Estate, L.L.C.)
				2010	2011	2012 (2)
Gross revenue				$-	$-	$-
Equity in loss of joint ventures				(130,756)	(51,627)	(6,467)
Interest income				-	-	-

Less:
Operating expenses				-	-	-
Interest expense				-	-	-
Property and asset management fees				253,698	71,330	42,400
General and administrative				2,536	70,311	39,173
Acquisition fees				8,163	-	162,111
Depreciation and amortization				15,593	21,830	50,520
Net Income - GAAP basis				$(410,746)	$(215,098)	$(300,671)

Taxable income
- from operations				$(150,341)	$(283,555)	$(106,536)
- from gain on sale				-	-	1,965,290

Cash generated from operations				(4,930)	(351,107)	178,548
Cash generated from sales				-	-	2,392,500
Cash generated from financing/refinancing				-	-	572,193
Total cash generated from operations, sales				-	-	-
and refinancing				(4,930)	(351,107)	3,143,241

Less: Cash distributed to investors
- from operating cash flow				-	-	83,333
- from sales and refinancing				-	-	2,885,417
- from other				-	531,250	-

Cash generated (deficiency) after cash distributions				(4,930)	(882,357)	174,491

Special items (not including sales and refinancing)
Issuance of equity (net of syndication costs)				2,076,714	-	-
Investment in joint venture				(1,900,050)	-	-
Distributions from joint ventures					827,968	178,548
Other				-	(38,993)	-

Cash generated (deficiency) after cash distributions
and special items				$171,734	$(93,382)	$353,039

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations				$(60)	$(113)	$(43)
- from recapture				-	-	-

Capital gain (loss)				$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income				-	-	469
- from return of capital				-	213	2,500
Total distributions on GAAP basis				$-	$213	$2,969

Source (on cash basis)
- from operations				-	-	83
- from refinancing				-	-	300
- from other				-	213	-
- from sales				-	-	2,586
Total distributions on cash basis				$-	$213	$2,969

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table				N/A (1)	100%	100%

(1) 2010 is the first year of Tech Ridge.
(2) Property was sold on 8/17/2012.

Special Opportunity and Income Fund, LLC (Sponsored by Bluerock Real Estate, L.L.C.)
				2010	2011	2012
Gross revenue				$11,728,966	$6,674,820	$2,056,847
Equity in Loss from Investments				(600,786)	(423,447)	1,011,627
Interest income				163,728	214,681	183,600

Less:
Operating expenses				5,184,864	2,717,488	813,228
Interest expense				2,822,712	1,815,519	678,332
Property and asset management fees				1,277,914	639,440	395,525
General and administrative				698,818	605,473	469,974
Commissions				-	-	-
Depreciation and amortization				5,130,071	2,126,834	529,636
Acquisition & Disposition Fees				818,378	757,834	950,099
(Gain) from Discontinued operations				-	(10,135,635)	(14,249,191)
Noncontrolling Interest				(1,345,394)	4,332,519	7,185,681
Net Income - GAAP basis				$(3,295,455)	$3,606,582	$6,478,790

Taxable income
- from operations				$(3,703,126)	$(3,311,984)	$(1,329,497)
- from gain on sale				-	5,983,078	5,924,504

Cash generated from operations				2,764,759	1,229,290	1,508,310
Cash generated from sales				-	17,228,931	14,155,877
Cash generated from financing/refinancing				11,264,008	(127,000)	1,817,043
Total cash generated from operations, sales				-	-	-
and refinancing				14,028,767	18,331,221	17,481,230

Less: Cash distributed to investors
- from operating cash flow				2,329,321	2,336,849	2,429,444
- from sales and refinancing				-	582,886	579,755
- from other				-	113,640	-

Cash generated (deficiency) after cash distributions				11,699,446	15,297,846	14,472,031

Special items (not including sales and refinancing)
Issuance of equity, net				162,047	-	(121,050)
Investments in joint ventures				(3,575,323)	(3,182,856)	(5,281,123)
Acquisition of land and buildings				(17,850,371)	-	-
Distributions from joint ventures				69,293	506,811	2,181,833
Contributions from non-controlling interests				3,835,837	-	-
Distributions to non-controlling interests				-	(8,883,960)	(8,450,526)
Improvements to building				-	-	-
Other				(963,964)	3,757,759	3,511,431 (1)

Cash generated (deficiency) after cash distributions
and special items				$(6,623,035)	$7,495,600	$6,312,596

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations				$(127)	$(114)	$(46)
- from recapture				-	-	-

Capital gain (loss)				$-	$205	$203

Cash distribution to investors
Source (on GAAP basis)
- from investment income				95	244	52
- from return of capital				-	74	227
Total distributions on GAAP basis				$95	$317	$279

Source (on cash basis)
- from operations				95	244	52
- from refinancing				-	-	-
- from other				-	-	-
- from sales				-	74	227
Total distributions on cash basis				$95	$317	$279

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table				100%	68%	81%

(1) Includes net activity of restricted cash, investments in and collections on note receivables, and redemptions.

BRL Indian Springs, LLC (Sponsored by Bluerock Real Estate, L.L.C.)
					2011	2012
Gross revenue					$-	$-
Interest income					(212,740)	(257,911)

Less:
Operating expenses					-	24,000
Interest expense					-	-
Property and asset management fees					3,273	13,092
General and administrative					6,839	29,222
Commissions					-	-
Depreciation and amortization					-	-
Net Income - GAAP basis					$(222,852)	$(324,225)

Taxable income
- from operations					$(222,852)	$(324,225)
- from gain on sale					-	-

Cash generated from operations					-	-
Cash generated from sales					-	-
Cash generated from financing/refinancing					-	-
Total cash generated from operations, sales					-	-
and refinancing					-	-

Less: Cash distributed to investors
- from operating cash flow					-	-
- from sales and refinancing					-	-
- from other					18,708	188,902

Cash generated (deficiency) after cash distributions					(18,708)	(188,902)

Special items (not including sales and refinancing)
Improvements to building					-	-
Other					-	-

Cash generated (deficiency) after cash distributions
and special items					$(18,708)	$(188,902)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations					$(43)	$(63)
- from recapture					-	-

Capital gain (loss)					$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income					-	-
- from return of capital					-	-
Total distributions on GAAP basis					$-	$-

Source (on cash basis)
- from operations					-	-
- from refinancing					-	-
- from other					-	-
- from sales					-	-
Total distributions on cash basis					$-	$-

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table					100%	100%

BR Nashville Stonebrook, DST (Sponsored by Bluerock Real Estate, L.L.C.)
					2011	2012
Gross revenue					$10,395	$1,211,016
Interest income					-	1,149

Less:
Operating expenses					-	-
Interest expense					4,333	394,424
Property and asset management fees					-	-
General and administrative					-	77,590
Commissions					-	-
Depreciation and amortization					-	1,177,833
Net Income - GAAP basis					$6,062	$(437,682)

Taxable income
- from operations					$6,062	$(437,682)
- from gain on sale					-	-

Cash generated from operations					-	594,096
Cash generated from sales					-	-
Cash generated from financing/refinancing					-	-
Total cash generated from operations, sales					-	-
and refinancing					-	594,096

Less: Cash distributed to investors
- from operating cash flow					-	563,772
- from sales and refinancing					-	-
- from other					-	-

Cash generated (deficiency) after cash distributions					-	30,324

Special items (not including sales and refinancing)
Improvements to building					-	117,873
Other					-	-

Cash generated (deficiency) after cash distributions
and special items					$-	$(87,549)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations					$1	$(85)
- from recapture					-	-

Capital gain (loss)					$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income					-	109
- from return of capital					-	-
Total distributions on GAAP basis					$-	$109

Source (on cash basis)
- from operations					-	109
- from refinancing					-	-
- from other					-	-
- from sales					-	-
Total distributions on cash basis					$-	$109

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table					100%	100%

Town & Country Corporate Center (Sponsored by Bluerock Real Estate, L.L.C.)
			2009	2010	2011	2012
Gross revenue			$3,208,744	$3,742,634	$4,215,404	$4,184,854
Interest income			-	1,307	5,355	2,598

Less:
Operating expenses			-	-	-	-
Interest expense			1,492,453	1,828,290	2,073,060	2,042,510
Property and asset management fees			-	-	-	-
General and administrative			-	20,284	9,638	3,344
Commissions			-	-	-	-
Depreciation and amortization			1,059,931	1,092,534	1,107,557	1,723,398
Net Income - GAAP basis			$656,360	$802,833	$1,030,504	$418,200

Taxable income
- from operations			$656,360	$802,833	$1,030,504	$418,200
- from gain on sale			-	-	-	-

Cash generated from operations			-	975,896	1,710,306	(371,483)
Cash generated from sales			-	-	-	-
Cash generated from financing/refinancing			-	-	-	-
Total cash generated from operations, sales			-	-	-	-
and refinancing			-	975,896	1,710,306	(371,483)

Less: Cash distributed to investors
- from operating cash flow			939,000	133,682	-	-
- from sales and refinancing			-	-	-	-
- from other			-	-	-	-

Cash generated (deficiency) after cash distributions			(939,000)	842,214	1,710,306	(371,483)

Special items (not including sales and refinancing)
Improvements to building			-	-	-	-
Other			-	975,449	1,705,028	(1,352,430)

Cash generated (deficiency) after cash distributions
and special items			$(939,000)	$(133,235)	$5,278	$980,947

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations			$127	$156	$200	$81
- from recapture			-	-	-	-

Capital gain (loss)			$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income			182	26	-	-
- from return of capital			-	-	-	-
Total distributions on GAAP basis			$182	$26	$-	$-

Source (on cash basis)
- from operations			182	26	-	-
- from refinancing			-	-	-	-
- from other			-	-	-	-
- from sales			-	-	-	-
Total distributions on cash basis			$182	$26	$-	$-

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table			100%	100%	100%	100%

TABLE IV

(UNAUDITED)

RESULTS OF COMPLETED PROGRAMS

This Table IV sets forth the results of completed Prior Real Estate Programs sponsored by Bluerock Real Estate, L.L.C. that have sold properties and completed operations during the five years ended December 31, 2012. All of the Prior Real Estate Programs presented in this Table IV have similar or identical investment objectives to Bluerock Multifamily Growth REIT, Inc.

Bluerock Real
Estate, LLC
sponsored
program
BR Tech Ridge
Investment, LLC

Dollar amount raised	$2,500,000

Number of properties purchased	1

Date of closing of offering	8/31/2010

Date of first sale of property	2/16/2010

Date of final sale of property	8/17/2012

Tax and Distribution Data Per $1,000 Investment
Federal Income Tax Results:
Ordinary income (loss)
-from operations	$(43)
-from recapture	-

Capital Gain (loss)	-

Deferred Gain
-Capital	-
-Ordinary	-

Cash Distributions to Investors
Source (on GAAP basis)
-Investment income	469
-Return of capital	2,500

Source (on cash basis)
-Sales	2,586
-Refinancing	300
-Operations	83
-Other	-

Receivable on Net Purchase Money Financing	-

TABLE V

Sales or Disposals of Properties

This Table V sets forth the summary information on results of the sale or disposals since December 31, 2009. All amounts are through December 31, 2012.

			Selling Price, Net of Closing Costs and GAAP Adjustments					Cost of Properties Including Closing and Soft Costs		Excess (Deficiency) of Property Operating Receipts over Cash Expenditures

Property	Date Acquired	Date of Sale	Cash received net of closing costs	Mortgage balance at time of sale	Purchase money mortgage taken back by program	Adjustments resulting from application of GAAP	Total	Original mortgage financing	Total acquisition cost, capital improvement closing and soft costs	Total
BRL Mesa Ridge, LLC
Mesa Ridge	12/30/2008	3/31/2011	$3,234,905	$5,450,945	$-	$-	$8,685,850	$5,397,000	$820,860	$1,386,894
BR Hawthorne Ashford, LLC
Ashford	11/12/2009	9/27/2011	9,160,916	14,812,000	-	-	23,972,916	14,812,000	414,956	2,134,346
BRL Meadows, LLC
Meadows	12/30/2008	10/11/2011	2,404,434	2,804,658	-	-	5,209,092	2,842,000	567,126	936,573
BR Tech Ridge Investment, LLC
Tech Ridge	4/2/2010	8/17/2012	7,597,651	5,101,380	-	-	12,699,031	3,639,851	1,945,635	2,276,010
BRL Stratford, LLC
Stratford	12/30/2008	10/3/2012	4,923,951	9,557,011	-	-	14,480,962	9,805,000	2,049,774	3,621,455

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK MULTIFAMILY GROWTH REIT, INC.

DATE: April 25, 2013	/s/ Jordan Ruddy
Jordan Ruddy
President and Chief Operating Officer